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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     December 28, 2000
                                                     -----------------


                                 SIMMONS COMPANY
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                         333-76723                 06-1007444
------------------------       -----------------------     ---------------------
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


                        One Concourse Parkway, Suite 800
                             Atlanta, GA 30328-5369
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (770) 512-7700
                                                           --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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 ITEM 5.   OTHER EVENTS.

           On December 28, 2000, the Registrant issued a press release reporting it had reached a settlement in its dispute with Serta, Inc. and their licensees regarding certain alleged patent and trademark infringement. The press release is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           c)       Exhibits

                    99.1     Press release dated December 28, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     SIMMONS COMPANY

                                     By:      /s/ William S. Creekmuir
                                        ----------------------------------------
                                                  William S. Creekmuir

                                     Title:   Executive Vice President and
                                              Chief Financial Officer

Date:    December 29, 2000


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                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Name
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 99.1                      Press Release dated December 28, 2000